Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTUION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Community National Bancorporation, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2002, as filed with the Securities Exchange Commission on the date hereof (the "Report"), the undersigned, Theron G. Reed, President and Chief Executive Officer of the Company, and Ava Lovett, Treasurer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/S/ Theron G. Reed
Theron G. Reed
President and Chief Executive Officer
August 12, 2002

/S/ Ava Lovett
Ava Lovett
Treasurer
August 12, 2002